UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2006

MEDIA SCIENCES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-16053	87-0475073
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Allerman Road, Oakland, New Jersey    07436
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  (201) 677-9311

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.313e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

On May 10, 2006, Media Sciences International, Inc. (the “Company”) issued a press release announcing its third quarter fiscal 2006 results, as well as matters discussed under Item 4.02 below. A copy of the press release is attached hereto as Exhibit 99. The Company will host a conference call on Thursday, May 11, 2006, 8:45 a.m. (EST) to discuss its quarterly results. To access the teleconference call and website, refer to the instructions in the press release, or go to the Company’s website at http://www.mediasciences.com.

The information under this Item 2.02 and the Exhibit 99 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As a result of new processes and controls implemented during the quarter ended March 31, 2006 over tax compliance and tax accounting, the Company identified errors in previously filed tax returns, for which amended returns will be filed. These errors also contributed to errors in the Company’s tax accounting for the year ended June 30, 2003 and prior years. For these periods, the Company’s cumulative tax expense was understated by $161,956.

These errors had no effect on the Company’s results of operations or cash flows for the quarter ended March 31, 2006, prior quarters in this 2006 fiscal year, or comparative periods presented for the prior fiscal year. The cumulative effect of these errors overstated the Company’s deferred tax assets by $243,974, taxes payable by $82,018, and retained earnings by $161,956 on prior balance sheets presented this year and for the years ended June 30, 2005 and 2004 in our Form 10-KSB for the year ended June 30, 2005.

On May 9, 2006, the Company concluded that its financial statements in its Annual Report on Form 10-KSB for the year ended June 30, 2005, and its interim unaudited financial statements on Form 10-QSBs for the fiscal quarters ended September 30, 2005 and December 31, 2005 contained the errors described above with respect to the carrying value of the Company’s deferred tax assets, income taxes payable, and retained earnings. As a result, the Company concluded that its financial statements for the affected periods should no longer be relied upon. The Company will be filing in the near future an amended Form 10-KSB for the year ended June 30, 2005 and amended Form 10-QSBs for the fiscal periods ended September 30, 2005 and December 31, 2005 to reflect the restatement. The Company does not intend to amend its previously filed Annual Reports on Form 10-KSB or Quarterly Reports on Form 10-QSB for the periods that ended prior to June 30, 2005.

The Audit Committee of the Company’s Board of Directors, as well as Michael W. Levin, the Company’s President and Chief Executive Officer, and, Kevan D. Bloomgren, the Company’s Chief Financial Officer, discussed with the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, J.H. Cohn LLP.

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Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description of Exhibit
99	Press Release, dated May 10, 2006

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA SCIENCES INTERNATIONAL, INC.

Date: May 10, 2006	By: /s/ Kevan D. Bloomgren Kevan D. Bloomgren, Chief Financial Officer

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